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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   __________

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)    May 14, 2003
                                                -------------------

                    Pennsylvania Real Estate Investment Trust
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               (Exact Name of Registrant as Specified in Charter)


        Pennsylvania                    1-6300                23-6216339
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(State or Other Jurisdiction         (Commission             (IRS Employer
     of Incorporation)               File Number)          Identification No.)


      The Bellevue, 200 S. Broad Street, Philadelphia, Pennsylvania 19102
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         (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code:  (215) 875-0700
                                                   -----------------

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          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

         99.1     Press Release, dated May 14, 2003.

Item 9. Regulation FD Disclosure. (Information furnished in this Item 9 is furnished under Item 12).

         In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," instead is furnished under "Item 9. Regulation FD Disclosure." The following information shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

         On May 14, 2003, Pennsylvania Real Estate Investment Trust issued a press release reporting its first quarter 2003 financial results. A copy of the press release is attached as an exhibit to this report.



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         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST



Date:  May 14, 2003                 By: Jonathan B. Weller
                                        -------------------------------------
                                        Jonathan B. Weller
                                        President and Chief Operating Officer




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                                  Exhibit Index
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99.1     Press Release, dated May 14, 2003.



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